UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52446	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 243-9495

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 13, 2016, the Board of Directors (the “Board”) of Actinium Pharmaceuticals, Inc. (the “Company”) has approved an amendment to the Company’s 2013 Amended and Restated Stock Plan, as amended (the “Plan Amendment”). The Plan Amendment eliminates the provision that permits the administrator of the plan the authority to buyback options previously granted under the plan for cash or shares.

The Plan Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above description is only a summary of the terms of the Plan Amendment, and does not purport to be complete description of such document, and is qualified in its entirety by reference to the Plan Amendment, a copy of which is attached as an exhibit hereto and which is incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been filed with the Securities and Exchange Commission:

Exhibit Number	Description
1.1	Fourth Amendment to the 2013 Amended and Restated Stock Plan, effective as of December 13, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2016	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Sandesh Seth
Name: Sandesh Seth Title: Executive Chairman

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